Exhibit 99.2
Intuitive Machines to Acquire Goonhilly Earth Station and COMSAT
Expected to expand Intuitive Machine’s integrated space-to-Earth network, increasing capacity for deep space communications, data relay, and Position Navigation and Timing (PNT) capabilities
Expected to significantly boost infrastructure by adding 44 antennas over two continents, increasing network availability, and scaling spacecraft communication and control capabilities in lunar and cislunar environments
HOUSTON, TX — May 14, 2026 — Intuitive Machines, Inc. (Nasdaq: LUNR) (“Intuitive Machines”, together with its subsidiaries, the “Company”), a space technology, infrastructure, and services leader, today announced it has entered into a definitive agreement to acquire Goonhilly Earth Station Ltd. (“Goonhilly”), a world-class deep space communications provider with major ground station assets in the United Kingdom and Goonhilly USA Inc. (dba COMSAT). The acquisition, which will include the Goonhilly Lunar and Deep Space Communications, Commercial Satcom, and Defense and Security divisions, significantly expands global ground station resources and capacity on Intuitive Machines’ integrated space-to-ground network. Upon completion of the proposed acquisition, the expanded network is expected to deliver communications, data transport, and position, navigation, and timing (PNT) capabilities for sustained lunar and cislunar operations.
Goonhilly’s and COMSAT’s civil, commercial, and government customers are expected to complement Intuitive Machines’ existing customer base and broaden the Company’s reach into adjacent industries. Upon completion of the acquisition, its strategic UK location will expand visibility across major Earth‑viewing arcs, increasing contact opportunities for lunar and deep‑space missions. With deep expertise in antenna planning, scheduling, and station maintenance, Goonhilly’s ground station assets and competencies strengthen Intuitive Machines’ ability to deliver end‑to‑end mission support.
“Customers have been clear that they want a single, integrated, and resilient solution for their communications and PNT needs as they accelerate missions at an unprecedented pace,” said Steve Altemus, co‑founder and CEO of Intuitive Machines. “Our partners of integrated space‑to‑ground network are configured to support missions across LEO, lunar, and cislunar environments through a single source for communications, PNT, and data transport. Goonhilly will provide the backbone for this network, scales our global ground presence and will bring a strategic core competency to the Intuitive Machines team.”
The Intuitive Machines space-to-ground network combines a lunar data-relay constellation with a global ground segment to maintain persistent line-of-sight communications with the Moon. Goonhilly is expected to enhance this architecture with deep space assets, including the GHY6 32-meter antenna, the cryogenically cooled GHY3 30-meter antenna, and multiband support across X-band, S-band, and Ka-/Ku-band. This will give customers greater flexibility in mission design and more options for communicating with spacecraft throughout lunar and deep space operations.

Exhibit 99.2
“Goonhilly has spent years building a world class deep space communications capability,” said Kenn Herskind. Executive Chairman of Goonhilly. “Joining Intuitive Machines will allow us to scale that capability globally and directly support the next era of lunar exploration. Together, we will be creating a commercial lunar communications network that is interoperable, resilient, and ready to support Artemis and international missions.”
The transaction is expected to close in the third quarter of 2026, subject to customary closing conditions, including the receipt of applicable regulatory approvals, including under the UK National Security and Investment Act 2021 and from the US Federal Communications Commission.
About Intuitive Machines
Intuitive Machines is a leading space infrastructure company that builds spacecraft, connects networks, and operates infrastructure-as-a-service for commercial, civil, and national security customers.
With a proven track record across the space domain, the Company, through organic growth and portfolio expansion, has built over 300 spacecraft, delivered over 260 kilograms of payload to the lunar surface, and provided precision navigation expertise that has guided spacecraft across our solar system.
These capabilities form an integrated Built-Connect-Operate infrastructure service company, enabling customers to achieve mission and campaign outcomes through a single prime solution. Intuitive Machines’ technology has been demonstrated across the space domain and is engineered to support the next century of opportunity in space.
About Goonhilly
Goonhilly® (Goonhilly Earth Station Ltd) delivers reliable connectivity, data, and intelligence, enabling the safe, sustainable, and secure use of space.
As the world’s most advanced commercial lunar and deep space communications provider, Goonhilly provides Earth-to-space connectivity for spacecraft operating beyond geostationary orbit, facilitating the future of space science and exploration for organisations including ESA and Intuitive Machines.
Goonhilly also utilises its state-of-the-art assets and expert teams to deliver sovereign radio frequency Space Domain Awareness (SDA) data, assured satcom services, and bespoke antenna development to national security customers. Its sister company, COMSAT, offers commercial satcom services. Together, the two brands form the Goonhilly Group and share operational sites in the US and UK.

Exhibit 99.2
Contacts
For investor inquiries:
investors@intuitivemachines.com
For media inquiries:
press@intuitivemachines.com
 Forward-Looking Statements
This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this press release should be considered forward looking. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, these forward-looking statements generally are identified by the words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “strategy,” “outlook,” the negative of these words or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include but are not limited to statements regarding: the proposed transaction with Goonhilly, including the terms, timing, structure, benefits, costs and completion of such transaction; our expectations and plans relating to our missions to the Moon, including the expected timing of launch and our progress in preparation thereof; our expectations with respect to, among other things, demand for our product portfolio, our submission of bids for contracts; our expectations regarding revenue for government contracts awarded to us; our expectations regarding changes to government contracts or programs; our operations, our financial performance and our industry; our business strategy, business plan, and plans to drive long-term sustainable shareholder value; our expectations on revenue and cash generation. These forward-looking statements reflect the Company’s predictions, projections, or expectations based upon currently available information and data. Our actual results, performance or achievements may differ materially from those expressed or implied by the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements. The following important factors and uncertainties, among others, could cause actual outcomes or results to differ materially from those indicated by the forward-looking statements in this press release: various risks and uncertainties related to, among other things, the terms, timing, structure, benefits, costs and completion of the transaction with Goonhilly; required approvals to complete the proposed transaction with Goonhilly by the receipt of certain regulatory approvals, to the extent required, and the timing and conditions for such approvals; the satisfaction of the closing conditions to the proposed transaction with Goonhilly; our reliance upon the efforts of our Board and key personnel to be successful; our limited operating history; our failure to manage our growth effectively and to win new contracts; our customer concentration; competition from existing or new companies; unsatisfactory safety performance of our spaceflight systems or

Exhibit 99.2
security incidents at our facilities; cyber incidents; failure of the market for commercial spaceflight to achieve the growth potential we expect; any delayed launches, launch failures, failure of landers to conduct all mission milestone, failure of our satellites or lunar landers to reach their planned orbital locations, significant increases in the costs related to launches of satellites and lunar landers, and insufficient capacity available from satellite and lunar lander launch providers; our reliance on a single launch service provider; risks associated with commercial spaceflight, including any accident on launch or during the journey into space; risks associated with the handling, production and disposition of potentially explosive and ignitable energetic materials and other dangerous chemicals in our operations; our reliance on a limited number of suppliers for certain materials and supplied components; failure of our products to operate in the expected manner or defects in our products; counterparty risks on contracts entered into with our customers and failure of our prime contractors to maintain their relationships with their counterparties and fulfill their contractual obligations; failure to successfully defend protest from other bidders for government contracts; failure to comply with various laws and regulations relating to various aspects of our business, uncertainty in the regulatory environment and any changes in the funding levels of various governmental entities with which we do business; our failure to protect the confidentiality of our trade secrets and unpatented know how; our failure to comply with the terms of third-party open source software our systems utilize; our ability to maintain an effective system of internal control over financial reporting, and to address and remediate material weaknesses in our internal control over financial reporting; the U.S. government’s budget deficit and the national debt, as well as any inability of the U.S. government to complete its budget process for any government fiscal year, and our dependence on U.S. government contracts and the available funding by the U.S. government; our failure to comply with U.S. export and import control laws and regulations and U.S. economic sanctions and trade control laws and regulations; uncertain global macro-economic and political conditions and elevated inflation and interest rates; our history of losses and failure to achieve profitability in the future or failure to generate sufficient funds to continue operations; the cost and potential outcomes of pending and any future litigation; our public securities’ potential liquidity and trading; the sufficiency and anticipated use of our existing capital resources to fund our future operating expenses and capital expenditure requirements and needs for additional financing; our ability to successfully identify, complete, integrate, and obtain benefits from any acquisitions, joint ventures and other investments; and other public filings and press releases other factors detailed under the section titled Part I, Item 1A. Risk Factors of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”), the section titled Part I, Item 2, Management’s Discussion and Analysis of Financial Condition and Results of Operations and the section titled Part II. Item 1A. “Risk Factors” in our most recently filed Quarterly Report on Form 10-Q, and in our subsequent filings with the SEC, which are accessible on the SEC's website at www.sec.gov.
These forward-looking statements are based on information available as of the date of this press release and current expectations, forecasts, and assumptions, and involve a number of judgments, risks, and uncertainties. Accordingly, forward-looking statements should not be relied

Exhibit 99.2
upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.
As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. You should not place undue reliance on these forward-looking statements.